Exhibit 99.1

Northern Star Investment Corp. II and Apex Fintech Solutions Announce Apex’s First Quarter 2021 Results

•	Net Revenue Increased 98% from First Quarter 2020

•	Net Income Increased 414% from First Quarter 2020

•	Adjusted Net Revenue[1] Increased 122% from First Quarter 2020

•	Adjusted EBITDA[1] Increased 262% from First Quarter 2020

•	Total Customer Accounts Grew 85% from First Quarter 2020

•	Customer Trades Increased 183% from First Quarter 2020

•	Management Commentary available Wednesday, April 28, 2021 at 5:00 pm Eastern Time

NEW YORK, NY, April 28, 2021 – Northern Star Investment Corp. II (“Northern Star”) (NYSE: NSTB), a publicly traded special purpose acquisition company, announced today that its merger partner, Apex Fintech Solutions LLC (“Apex” or the “Company”), the “fintech for fintechs” — the business-to-business platform that powers innovation in fintech, investing, and wealth management — reported results for the first quarter ended March 31, 2021.

First Quarter 2021 Highlights

•	Total customer accounts grew 85% to 14.4 million, compared to 7.8 million at the end of the first quarter of 2020

•	Customer trades increased 183% year-over-year to 235.5 million, from 83.1 million in the first quarter of 2020

•	Net Revenue was $145.9 million compared to $73.7 million in the first quarter of 2020

•	Net income rose 414% to $36.3 million, compared to $7.1 million in the first quarter of 2020

•	Adjusted Net Revenue[1] was $102.4 million, compared to $46.2 million in the first quarter of 2020

•	Adjusted EBITDA[1] rose 262% to $46.1 million, compared to $12.7 million in the first quarter of 2020

“The financial industry is in the early innings of a massive digital transformation and our record quarterly results demonstrate that Apex is at the center of this transformation” stated Bill Capuzzi, Chief Executive Officer. “This quarter is further proof of the scalability of Apex’s platform and business model as we capitalized on volatility and interest in the markets to drive explosive growth in customer accounts and customer trading volumes. With a strong first quarter in the books, we are well on our way to achieving our prior projections for full year performance. As we approach the milestone of becoming a public company, we believe Apex is strategically positioned to continue to capture market share through continued innovation and first-to-market products.”

In February 2021, Northern Star and Apex announced that they had entered into a definitive merger agreement. Following the closing of the transaction, which values Apex at a total enterprise value of approximately $4.7 billion post-money, Apex is expected to become a publicly listed company on the New York Stock Exchange under the new ticker symbol, “APX”. The consummation of the transaction is subject to approval by the stockholders of Northern Star and the fulfillment of certain other conditions.

[1]

This is a non-GAAP financial measure. For more information relating to this measure including a reconciliation of the non-GAAP financial measure to the comparable GAAP financial measure refer to “Non-GAAP Financial Measure Reconciliation” below

Selected Financial Data (Unaudited)

	Three Months Ended
(In thousands, other than Adjusted Operating Margin and variance)	March 31, 2021	March 31, 2020	Variance (%) Q1’21 vs Q1’20
Net Revenues	$145,853	$73,716	97.9%
Non-interest Income	$116,360	$56,183	107.1%
Net Interest Income	$29,493	$17,533	68.2%
Non-interest Expense	$95,262	$63,347	50.4%
Income Tax Expense	$14,269	$3,307	331.5%
Net Income	$36,322	$7,062	414.3%
Adjusted Net Revenue[1]	$102,396	$46,161	121.8%
Adjusted EBITDA[1]	$46,127	$12,746	261.9%
Adjusted Operating Margin[1]	45.0%	27.6%

Key Performance Metrics (Unaudited)

	Three Months Ended
(In Thousands, except average revenue per account and variance, and Customer Credits and Customer Debits which are in millions)	March 31, 2021	March 31, 2020	Variance (%) Q1’21 vs Q1’20
Total Customer Accounts	14,433	7,805	84.9%
Customer Trades	235,455	83,071	183.4%
Average Revenue per Account	$8.05	$6.41	25.6%
Customer Credits	$10,590	$6,439	64.5%
Customer Debits	$1,521	$299	409.4%

Management Commentary

Management commentary on the Company’s results for the first quarter ended March 31, 2021 will be available on Wednesday, April 28, 2021 starting at 5:00 pm ET via the Investor Relations section of the Company’s website at https://www.apexfintechsolutions.com/investor-relations/ and on Northern Star’s website at https://northernstaric2.com.

Additionally, investors can access the commentary by dialing:

•	1-877-407-4018 (Domestic)

•	1-201-689-8471 (International)

The commentary will also be available through May 12, 2021 via the Company’s website or by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (international). The replay pin number is 13718894.

About Apex Fintech Solutions

Apex Fintech Solutions LLC is the parent company of Apex Clearing Corporation, a custody and clearing engine that’s powering the future of digital wealth management and Apex Pro, a trusted clearing partner to broker-dealers, ATS’s, routing firms, professional trading firms, hedge funds, institutions and emerging managers. Our proprietary enterprise-grade technology delivers speed, efficiency, and flexibility to firms ranging from innovative start-ups to blue-chip brands focused on transformation to capture a new generation of investors. We help our clients provide the seamless digital experiences today’s consumers expect with the throughput and scalability needed by fast-growing, high- volume financial services businesses.

Cryptocurrency trading and custody services are offered through Apex Crypto LLC, which is currently owned by an affiliate of, and is expected to be contributed to, Apex Fintech Solutions LLC, subject to receipt of required regulatory approvals.

For more information, visit https://www.apexfintechsolutions.com/.

About Northern Star Investment Corp. II

Northern Star Investment Corp. II is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. The management team and Board of Directors are composed of veteran consumer, media, technology, retail and finance industry executives and founders, including Joanna Coles, Chairwoman and Chief Executive Officer, and Jonathan Ledecky, President and Chief Operating Officer. Ms. Coles is a creative media and technology executive who in her previous roles as editor of two leading magazines and Chief Content Officer of Hearst Magazines developed an extensive network of relationships at the intersection of technology, fashion and beauty. Ms. Coles currently serves as a special advisor to Cornell Capital, a $7 billion private investment firm, and is on the board at Snap Inc., Sonos, Density Software, and on the global advisory board of global payments company Klarna. Mr. Ledecky is a seasoned businessman with over 35 years of investment and operational experience. He has executed hundreds of acquisitions across multiple industries and raised over $20 billion in debt and equity. He is also co-owner of the National Hockey League’s New York Islanders franchise. For additional information, please visit https://northernstaric2.com.

About non-GAAP financial measures

In this press release, we use the following non-GAAP financial measures: adjusted net revenue, adjusted operating margin and adjusted EBITDA. The presentation these financial measures, and other measures that are calculated using them, is not intended to be considered in isolation or as a substitute for, or superior to, and are in addition to, the financial information prepared and presented in accordance with United States generally accepted accounting principles (“GAAP”) such as revenue, operating income, profit before tax, net income or any other performance measures derived in accordance with GAAP. A reconciliation of the projected non-GAAP financial measures has not been provided and is unable to be provided without unreasonable effort because certain items excluded from these non-GAAP financial measures such as charges related to stock-based compensation expenses and related tax effects, including non-recurring income tax adjustments, cannot be reasonably calculated or predicted at this time.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our recurring core business operating results, such as our revenues excluding the effect of pass through items. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to our historical performance. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by our institutional investors and the analyst community to help them analyze the health of our business.

There are a number of limitations related to the use of non-GAAP financial measures. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures and evaluating these non-GAAP financial measures together with their relevant financial measures in accordance with GAAP. Please see the tables captioned “Reconciliation of non-GAAP items,” below for reconciliations of these non-GAAP financial measures to their most directly comparable GAAP measures.

Reconciliation of GAAP to Non-GAAP Measures

Adjusted Net Revenue

(Unaudited)

(In thousands)
	Three Months Ended
	March 31, 2021	March 31, 2020
Total net revenues	$145,853	$73,716
Less:
Reimbursable fees	(37,822)	(29,370)
Other non-operating income	(8,530)	—
Add:
Interest expense on debt	2,895	1,815
Adjusted net revenue	$102,396	$46,161

Adjusted EBITDA and Adjusted Operating Margin

(Unaudited)

(In thousands except Adjusted Operating Margin)
	Three Months Ended
	March 31, 2021	March 31, 2020
Net Income	$36,322	$7,062
Add back:
Income tax expense	14,269	3,307
Interest expense on debt	2,895	1,815
Depreciation and amortization	413	365
Other (income)/expenses	(7,772)	197
Adjusted EBITDA	$46,127	$12,746
Divided by:
Adjusted net revenue	$102,396	$46,161
Adjusted Operating Margin	45.0%	27.6%

Operating Expense

(Unaudited)

(In thousands)
	Three Months Ended
	March 31, 2021	March 31, 2020
Total non-interest expense	$95,262	$63,347
Less:
Reimbursable fees	37,822	29,567
Depreciation and Amortization	413	365
Non Operating Expense	758	—
Operating Expense	$56,269	$33,415

Important Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving Northern Star and Apex. On April 8, 2021, Northern Star filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which includes a preliminary proxy statement/prospectus of Northern Star, and certain related documents, to be used at the meeting of stockholders to approve the proposed business combination and related matters. Investors and security holders of Northern Star are urged to read the proxy statement/prospectus, and any amendments thereto and other relevant documents that will be filed with the SEC, carefully and in their entirety when they become available because they will contain important information about Apex, Northern Star and the business combination. The definitive proxy statement/prospectus will be mailed to stockholders of Northern Star as of a record date to be established for voting on the proposed business combination. Investors and security holders are able to obtain copies of the registration statement and other documents containing important information about each of the companies, without charge, at the SEC’s web site at www.sec.gov.

The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Northern Star, Apex and certain of their respective directors, managers and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Northern Star in favor of the approval of the business combination and related matters. Stockholders may obtain more detailed information regarding the names, affiliations and interests of certain of Northern Star’s executive officers and directors in the solicitation by reading Northern Star’s Final Prospectus dated January 25, 2021, filed with the SEC on January 27, 2021, and the preliminary proxy statement/prospectus and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Northern Star’s participants in the solicitation, which may, in some cases, be different than those of its stockholders generally, are set forth in the preliminary proxy statement/prospectus relating to the business combination and will be set forth in the final proxy statement/prospectus relating to the business combination when it becomes available.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial and performance metrics, expectations of growth and projections of market opportunity; (2) references with respect to the anticipated benefits of the proposed business combination and the projected future financial performance of Apex and Apex’s operating companies following the proposed business combination; (3) changes in the market for Apex’s services, and expansion plans and opportunities; (4) anticipated client retention; (5) the sources and uses of cash of the proposed business combination; (6) the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed business combination; and (7) expectations related to the terms and timing of the proposed business combination.

These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Apex’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Apex. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to: changes in domestic and foreign business, market, financial, political, regulatory and legal conditions; the inability of the parties to successfully or timely consummate the merger, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; failure to realize the anticipated benefits of the merger; the uncertainty of the projected financial information with respect to Apex and its operating companies; Apex’s ability to successfully expand and/or retain its product and service offerings; competition; the uncertain effects of the COVID-19 pandemic; and those factors discussed in documents of Northern Star filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Northern Star nor Apex presently know or that Northern Star and Apex currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In addition, forward looking statements reflect Northern Star’s and Apex’s expectations, plans or forecasts of future events and views as of the date of this press release. Northern Star and Apex anticipate that subsequent events and developments will cause Northern Star’s and Apex’s assessments to change. However, while Northern Star and Apex may elect to update these forward-looking statements at some point in the future, Northern Star and Apex specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Northern Star’s and Apex’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Northern Star’s and Apex’s control. While all projections are necessarily speculative, Northern Star and Apex believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory, legal and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Northern Star and Apex, or their respective representatives and advisors, considered or consider the projections to be a reliable prediction of future events.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering in an investment in Northern Star or Apex and is not intended to form the basis of an investment decision in Northern Star or Apex. All subsequent written and oral forward- looking statements concerning Northern Star and Apex, the proposed transactions or other matters and attributable to Northern Star and Apex or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Contacts

Investors:

(214) 765-1595

IR@Apexclearing.com

Media:

Jonathan Gasthalter/Carissa Felger

Gasthalter & Co.

(212) 257-4170

ApexClearing@gasthalter.com